INVESCO EMERGING GROWTH FUND

                           Supplement to Prospectus
                           dated September 11, 1995


The section of the Fund's Prospectus entitled "The Fund and Its Management" is amended to (1) delete the fifth and sixth paragraphs and (2) substitute the following new paragraphs in their place:

      The following individuals serve as co-portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund's portfolio of securities:

      JOHN SCHROER

          Co-portfolio manager of the Fund since 1996 and portfolio manager of the Fund from 1995 to 1996; portfolio manager of the Health Sciences Portfolio of INVESCO Strategic Portfolios, Inc. and of The Global Health Sciences Fund; vice-president (since 1995) and portfolio manager (1993 to present) of INVESCO Trust Company. Formerly (1990 to 1993), assistant vice president with Trust Company of the West; began investment career in 1990; B.S. and M.B.A., University of Wisconsin-Madison.

      PAUL RASPLICAKA

          Co-portfolio manager of the Fund since 1996; vice-president and portfolio manager (1994 to present) of INVESCO Trust Company. Formerly, vice-president of Chase Investment Counsel Corp. (1992 to 1994); general partner of Cornerstone Capital Management (1991 to 1992); vice-president of Daniel Breen & Company, L.P. (1985 to 1991); and equity research analyst with Fayez Sarofim & Co. (1982 to 1985). B.S., University of Colorado; M.B.A., University of Chicago. He is a Chartered Financial Analyst and a Chartered Investment Counselor.

The date of this Supplement is February 12, 1996.